EXHIBIT 10.6



Smart Technology, Inc.
West Palm Beach, FL

                          INDEPENDENT AUDITORS' CONSENT

Ladies and Gentlemen:

We hereby consent to the use in this Registration Statement of Smart Technology, Inc. on Form SB-1 Amendment No.4 of our report dated March 25,2003 on the financial statements of the company, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to our firm under the headings "Selected Financial Data" and "Experts" in such Prospectus.




/s/ Durland & Company, CPAs, P.A
Durland & Company, CPAs, P.A.
Palm Beach, Florida
18 March 2004